                      STATEMENT OF ADDITIONAL INFORMATION

                                   VAN KAMPEN
                             GROWTH AND INCOME FUND

     Van Kampen Growth and Income Fund's (the "Fund") investment objective is to seek income and long-term growth of capital. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of income-producing equity securities, including common stocks and convertible securities, although investments are also made in non-convertible preferred stocks and debt securities.

     The Fund is organized as the sole diversified series of the Van Kampen Growth and Income Fund, an open-end management investment company (the "Trust").

     This Statement of Additional Information is not a prospectus. Shares of the Fund are subject to two different prospectuses. Class A Shares, Class B Shares and Class C Shares are subject to one prospectus dated March 31, 2005, and Class I Shares and Class R Shares are subject to a separate prospectus dated March 31, 2005 (collectively referred to herein as the "Prospectuses" or individually as a "Prospectus"). This Statement of Additional Information should be read in conjunction with a Prospectus of the Fund. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read a Prospectus prior to purchasing shares of the Fund. A Class A Shares, Class B Shares and Class C Shares Prospectus, a Class I Shares and Class R Shares Prospectus, the Statement of Additional Information and the Fund's Annual and Semiannual Reports may be obtained without charge from our web site at www.vankampen.com or any of these materials may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 847-2424 (or (800) 421-2833 for
the hearing impaired).

                               TABLE OF CONTENTS

                                                                Page
                                                                ----
General Information.........................................    B-2
Investment Objective, Investment Strategies and Risks.......    B-5
Strategic Transactions......................................    B-8
Investment Restrictions.....................................    B-14
Trustees and Officers.......................................    B-17
Investment Advisory Agreement...............................    B-29
Other Agreements............................................    B-32
Distribution and Service....................................    B-33
Transfer Agent..............................................    B-39
Fund Management.............................................    B-39
Portfolio Transactions and Brokerage Allocation.............    B-41
Shareholder Services........................................    B-43
Redemption of Shares........................................    B-46
Contingent Deferred Sales Charge-Class A....................    B-46
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................    B-47
Taxation....................................................    B-49
Fund Performance............................................    B-55
Other Information...........................................    B-59
Financial Statements........................................    B-67
Appendix A -- Description of Securities Ratings.............    A-1

       THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED MARCH 31, 2005.

                                                                     GI SAI 3/05

                              GENERAL INFORMATION

     The Fund was originally incorporated in Georgia on May 15, 1946 under the name Fund of America, Inc. The Fund was reorganized as a New York corporation on October 21, 1963 under the same name. On July 23, 1990, the Fund changed its name from Fund of America, Inc. to American Capital Growth and Income Fund, Inc. The Fund was reorganized as a Maryland corporation on July 6, 1993 under the same name. As of July 31, 1995, the Fund was reorganized under the name Van Kampen American Capital Growth and Income Fund as a series of the Trust. The Trust is a statutory trust organized under the laws of the State of Delaware. On July 14, 1998, the Fund and the Trust adopted their present names.

     Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley. The principal office of each of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1221 Avenue of the Americas, New York, New York 10020. The principal office of Investor Services is located at 2800 Post Oak Boulevard, Houston, Texas 77056.

     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

     The Fund currently offers five classes of shares, designated as Class A Shares, Class B Shares, Class C Shares, Class R Shares and Class I Shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service expenses. Each class of shares also has exclusive voting rights with respect to its distribution and service fees.

     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in a Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Fund does not contemplate holding regular meetings of shareholders to elect trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of trustees by a vote of a majority of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. The liquidation proceeds to holders of classes of shares with higher distribution fees and transfer agency costs are likely to be less than the liquidation proceeds to holders of classes of shares with lower distribution fees and transfer agency costs.

     The trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the trustees without approval from each affected shareholder or trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

     As of March 1, 2005, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares, Class C Shares, Class R Shares or Class I Shares of the Fund, except as follows:

                                                                               Approximate
                                                                              Percentage of
                                                                Class         Ownership on
               Name and Address of Holder                     of Shares       March 1, 2005
               --------------------------                     ---------      ---------------
Charles Schwab & Co. Inc. ..............................          A                 7%
  Onesource Omnibus
  Exclusive Benefit of its Customers
  101 Montgomery Street
  San Francisco, CA 94104-4122

PIMS/Prudential Retirement .............................          A                10%
  as Nominee for the TTEE/Cust Pl 002
  NC 401k Plan
  NC Dept of State Treasurer
  325 North Salisbury Street
  Raleigh, NC 27603-1388

Edward Jones & Co. .....................................          A                17%
  Attn: Mutual Fund                                               B                11%
  Shareholder Accounting
  201 Progress Pkwy
  Maryland Heights, MO 63043-3009
Morgan Stanley DW Inc. .................................          A                11%
  2000 Westchester Avenue                                         B                16%
  Purchase, NY 10577                                              C                20%


                                                                               Approximate
                                                                              Percentage of
                                                                Class         Ownership on
               Name and Address of Holder                     of Shares       March 1, 2005
               --------------------------                     ---------      ---------------
MLPF&S for the Sole Benefit of its Customers............          A                 7%
  Attn: Fund Administration 97980
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484

MLPF&S for the Sole Benefit of its Customers............          B                 5%
  Attn: Fund Administration 97CB3
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484

MLPF&S for the Sole Benefit of its Customers............          C                16%
  Attn: Fund Administration 97CB4
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484

PFPC Brokerage Services.................................          B                10%
  FBO Primerica Financial Services
  760 Moore Road
  King of Prussia, PA 19406-1212

Citigroup Global Markets, Inc. .........................          C                 7%
  00109801250
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402

PIMS/Prudential Retirement .............................          R                18%
  as Nominee for TTEE/Cust Pl 002
  Insight Health Services Corp.
  26250 Enterprise Court, Suite 100
  Lake Forest, CA 92630-8407

PIMS/Prudential Retirement .............................          R                 7%
  as Nominee for TTEE/Cust Pl 007
  The City of Florissant MO
  955 Rue St Francois
  Florissant, MO 63031-4925

MLPF&S for the Sole Benefit of its Customers ...........          R                17%
  ATTN: Fund Administration 97278
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484
Wachovia Bank FBO ......................................          R                20%
  Various Retirement Plans
  9888888836 NC 1151
  1525 West Wt Harris Blvd.
  Charlotte, NC 28288-0001
MAC & Co. ..............................................          I               100%
  AIC MSWF4000392
  START/DPSP Plan
  Attn: Mutual Funds Operations
  PO Box 3198
  Pittsburgh, PA 15230-3198

                             INVESTMENT OBJECTIVE,
                        INVESTMENT STRATEGIES AND RISKS

     The following disclosure supplements the disclosure set forth under the caption "Investment Objectives, Principal Investment Strategies and Risks" in a Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in a Prospectus for a complete presentation of the matters disclosed below.

REPURCHASE AGREEMENTS

     The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. It is the current policy of the Fund not to invest at the time of purchase more than 5% of its net assets in securities subject to repurchase agreements. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Fund's Board of Trustees. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described herein. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

ILLIQUID SECURITIES

     The Fund may invest up to 10% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.

CONVERTIBLE SECURITIES

     The Fund's investments in convertible securities may include securities with enhanced convertible features or "equity-linked" features. These securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security on its own securities or securities it holds of another company or be issued by a third party (typically a brokerage firm or other financial entity) on a security of another company, (ii) may convert into equity securities, such as common stock, or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security,
(iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Generally these securities are designed to give investors enhanced yield opportunities to the equity securities of an issuer, but these securities may involve a limited appreciation potential, downside exposure, or a finite time in which to capture the yield advantage. For example, certain securities may provide a higher current dividend income than the dividend income on the underlying security while capping participation in the capital appreciation of such security. Other securities may involve arrangements with no interest or dividend payments made until maturity of the security or an enhanced principal amount received at maturity based on the yield and value of the underlying equity security during the security's term or at maturity. Besides enhanced yield opportunities, another advantage of using such securities is that they may be used for portfolio management or hedging purposes to reduce the risk of investing in a more volatile underlying equity security. There may be additional types of convertible securities with features not specifically referred to herein in which the Fund may invest consistent with its investment objective and policies.

     Investments in enhanced convertible or equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in traditional convertible securities. Particularly when such securities are issued by a third party on an underlying linked security of another company, the Fund is subject to risks if the underlying security underperforms or the issuer defaults on the payment of the dividend or the underlying security at maturity. In addition, the trading market for certain securities may be less liquid than for other convertible securities making it difficult for the Fund to dispose of a particular security in a timely manner, and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund's portfolio.

SECURITIES OF FOREIGN ISSUERS

     The Fund also may purchase foreign securities in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities representing underlying shares of foreign companies. These securities may not necessarily be denominated in the same currency as the underlying securities but generally are denominated in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid by the ADR holders. In addition, less information generally is available for an unsponsored ADR than about a sponsored ADR and financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Fund may invest in ADRs through both sponsored and unsponsored arrangements. EDRs are receipts issued in Europe by banks or depositaries which evidence similar ownership arrangements.

                             STRATEGIC TRANSACTIONS

     The Fund may, but is not required to, use various investment strategies as described below ("Strategic Transactions") to earn income, to facilitate portfolio management and to mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or as regulatory changes occur. Although the Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result. The Fund's activities involving Strategic Transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or "Code"), for qualification as a regulated investment company.

SELLING CALL AND PUT OPTIONS

     Purpose. The principal reason for selling options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. Such current return could be expected to fluctuate because premiums earned from an option selling program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Selling options on portfolio securities is likely to result in a higher portfolio turnover rate.

     Selling Options. The purchaser of a call option pays a premium to the seller (i.e., the writer) for the right to buy the underlying security from the seller at a specified price during a certain period. The Fund would write call options only on a covered basis or for cross-hedging purposes. A call option is covered if, at all times during the option period, the Fund owns or has the right to acquire the securities of the type that it would be obligated to deliver if any outstanding option were exercised. An option is for cross-hedging purposes if it is not covered by the security subject to the option, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes the option by segregating cash and/or liquid securities in an amount at least equal to the market value of the underlying security, marked to market daily, while the option is outstanding.

     The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period. The Fund would sell put options only on a secured basis, which means that, at all times during the option period, the Fund would segregate cash and/or liquid securities in an amount at least equal to the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

     Closing Purchase Transactions and Offsetting Transactions. To terminate its position as a writer of a call or put option, the Fund could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously sold by the Fund. The Fund would realize a gain
(loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.

     The Fund could sell options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. The Fund could close out its position as a seller of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, which would not close out its position as a seller, but would provide an asset of equal value to its obligation under the option sold. If the Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has sold, it will be required to maintain the securities subject to the call or the collateral securing the option until a closing purchase transaction can be entered into (or the option is exercised or expires) even though it might not be advantageous to do so. The staff of the SEC currently takes the position that, in general, over-the-counter options on securities other than U.S. government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an over-the-counter option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.

     Risks of Writing Options. By selling a call option, the Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by selling a put option the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

PURCHASING CALL AND PUT OPTIONS

     The Fund could purchase call options to protect against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options could be purchased for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

     Put options may be purchased to protect against anticipated declines in the market value of either specific portfolio securities or of the Fund's assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.

     In any case, the purchase of options for capital appreciation would increase the Fund's volatility by increasing the impact of changes in the market price of the underlying securities on the Fund's net asset value.

OPTIONS ON STOCK INDICES

     Options on stock indices are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash which amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

     Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. A stock index fluctuates with changes in the market values of the stocks included in the index. Options are currently traded on several exchanges.

     Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, the Fund may offset its position in stock index options prior to expiration by entering into a closing transaction, or it may let the option expire unexercised.

FUTURES CONTRACTS

     The Fund may engage in transactions involving futures contracts and options on futures contracts in accordance with the rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Fund would be exempt from registration as a "commodity pool."

     An index futures contract is an agreement pursuant to which a party agrees to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at a specified time and the price at which the futures contract originally was struck. No physical delivery of the underlying securities in the index is made.

     Currently, securities index futures contracts can be purchased with respect to several indices on various exchanges. Differences in the securities included in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.

     The Fund also may invest in foreign securities index futures contracts traded outside the United States which involve additional risks including fluctuations in foreign exchange rates, foreign currency exchange controls, political and economic instability, differences in financial reporting and securities regulation and trading, and foreign taxation issues.

     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit an amount of cash and/or liquid securities equal to a percentage

(which will normally range between 1% and 10%) of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act or with its custodian in an account in the broker's name. This amount is known as initial margin. The nature of initial margin in futures contract transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the initial margin account, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

     For example, when the Fund purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Fund receives a variation margin payment equal to that increase in value. Conversely, where the Fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Fund is required to make a variation margin payment.

     At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

     Futures Contract Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund. Ordinarily transaction costs associated with futures contract transactions are lower than transaction costs that would be incurred in the purchase and sale of the underlying securities.

     Special Risks Associated with Futures Contract Transactions. There are several risks connected with the use of futures contracts. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities or index; the risk of market distortion; the risk of illiquidity; and the risk of error in anticipating price movement.

     There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contracts. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities or index underlying the futures contract due to certain market distortions. First, all participants in the futures contract market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures contract market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures contract market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures contract markets may cause temporary price distortions. Due to the possibility of price distortion in the futures contract markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

     There is also the risk that futures contract markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures contracts only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures contract position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

     Successful use of futures contracts is also subject to the Adviser's ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so to meet the daily variation margin.

     Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures contract exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures contract positions and subjecting some futures contract traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

     The Fund will not enter into futures contracts or options transactions (except for closing transactions) other than for bona fide hedging purposes if, immediately thereafter, the sum of its initial margin and premiums on open futures contracts and options exceed 5% of the fair market value of the Fund's assets; however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. To prevent leverage in connection with the purchase of futures contracts by the Fund, the Fund will segregate cash and/or liquid securities in an amount at least equal to the market value of the obligation under the futures contracts (less any related margin deposits).

OPTIONS ON FUTURES CONTRACTS

     The Fund could also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures contract position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purposes as, the sale of a futures contract; at the same time, it could write put options at a lower strike price (a "put bear spread") to offset part of the cost of the strategy to the Fund. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts.

     Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures contracts. The Adviser will not purchase options on futures contracts on any exchange unless in the Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the price of the underlying security or index, when the use of an option on a future contract would result in a loss to the Fund when the use of a future contract would not.

ADDITIONAL RISKS OF OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, futures contracts or options on futures contracts, the Fund could experience delays or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

     Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and/or liquid securities to the extent Fund obligations are not otherwise "covered" as described above. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered (or securities convertible into the needed securities without additional consideration), or, subject to any regulatory restrictions, the Fund must segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Strategic Transactions may be covered by other means when consistent with applicable regulatory policies.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:

 1. Borrow money, except from a bank and then only as a temporary measure for extraordinary or emergency purposes but not for making additional investments and not in excess of 5% of the total net assets of the Fund taken at cost. In connection with any borrowing the Fund may pledge up to 15% of its total assets taken at cost. Notwithstanding the foregoing, the Fund may engage in transactions in options, futures contracts and options on futures contracts, segregate or deposit assets to cover or secure options written, and make margin deposits or payments for futures contracts and options on futures contracts.

 2. Engage in the underwriting or distribution of securities issued by others. The Fund, however, may acquire portfolio securities under circumstances where, if resold, it might be deemed an underwriter.

 3. Purchase or sell interests in real estate, except readily marketable securities, including securities of real estate investment trusts.

 4. Purchase securities on margin, or sell securities short, but the Fund may enter into transactions in options, futures contracts and options on futures contracts and may make margin deposits and payments in connection therewith.

 5. Purchase or sell commodities or commodities contracts, except that the Fund may enter into transactions in futures contracts and options on futures contracts.

 6. Invest in interests in oil, gas, or other mineral exploration or development programs, except that the Fund may acquire securities of public companies which themselves are engaged in such activities.

 7. Issue senior securities, as defined in the 1940 Act, as amended from time to time, except that this restriction shall not be deemed to prohibit the Fund from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities, or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Fund of a segregated account with its custodian or some other form of "cover."

 8. Purchase securities of a corporation in which a trustee of the Fund owns a controlling interest.

 9. Permit officers or trustees of the Fund to profit by selling securities to or buying them from the Fund. However, companies with which the officers and trustees of the Fund are connected may enter into underwriting agreements with the Fund to sell its shares, sell securities to, and purchase securities from the Fund when acting as broker or dealer at the customary and usual rates and discounts, to the extent permitted by the 1940 Act, as amended from time to time.

10. Invest in or hold the securities of an issuer in which the officers and trustees of the Fund or the Adviser who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such securities.

11. Make loans to other persons except loans of portfolio securities up to 10% of the value of the Fund's assets collateralized in cash at 100% each business day, subject to immediate termination if the collateral is not maintained or on five business days' notice by the Fund or not less than one business day's notice by the borrower, on which the Fund will receive all income accruing on the borrowed securities during the loan. Investments in repurchase agreements and purchases by the Fund of a portion of an issue of publicly distributed debt securities shall not be considered the making of a loan.

12. Invest more than 25% of its total net asset value in any one industry provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company.

13. Invest more than 5% of the market value of its total assets at the time of purchase in the securities (except U.S. government securities) of any one issuer or purchase more than 10% of the outstanding voting securities of such issuer except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

14. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 10% of the value of the Fund's net assets would be invested in such securities except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

15. Invest more than 5% of the market value of its total assets in companies having a record together with predecessors of less than three years continuous operation and in securities not having readily available market quotations except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

NON-FUNDAMENTAL POLICIES

     As a matter of operating policy, which may be changed by the trustees, the Fund will not invest more than 10% of its net assets (determined at the time of investment) in illiquid securities and repurchase agreements that have a maturity of longer than seven days.

     The Fund has made an undertaking not to invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     The Fund will not invest 25% or more of its total assets in securities of issuers in any one industry, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

                             TRUSTEES AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

                              INDEPENDENT TRUSTEES

                                                                                             NUMBER OF
                                               TERM OF                                        FUNDS IN
                                              OFFICE AND                                        FUND
                                 POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE

David C. Arch (59)               Trustee      Trustee     Chairman and Chief Executive           83       Trustee/Director/
Blistex Inc.                                  since 2003  Officer of Blistex Inc., a                      Managing General
1800 Swift Drive                                          consumer health care products                   Partner of funds in
Oak Brook, IL 60523                                       manufacturer. Director of the                   the Fund Complex.
                                                          Heartland Alliance, a nonprofit
                                                          organization serving human needs
                                                          based in Chicago. Director of St.
                                                          Vincent de Paul Center, a Chicago
                                                          based day care facility serving
                                                          the children of low income
                                                          families. Board member of the
                                                          Illinois Manufacturers'
                                                          Association.

Jerry D. Choate (66)             Trustee      Trustee     Prior to January 1999, Chairman        81       Trustee/Director/
33971 Selva Road                              since 1999  and Chief Executive Officer of                  Managing General
Suite 130                                                 the Allstate Corporation                        Partner of funds in
Dana Point, CA 92629                                      ("Allstate") and Allstate                       the Fund Complex.
                                                          Insurance Company. Prior to                     Director of Amgen
                                                          January 1995, President and Chief               Inc., a
                                                          Executive Officer of Allstate.                  biotechnological
                                                          Prior to August 1994, various                   company, and Director
                                                          management positions at Allstate.               of Valero Energy
                                                                                                          Corporation, an
                                                                                                          independent refining
                                                                                                          company.

                                                                                             NUMBER OF
                                               TERM OF                                        FUNDS IN
                                              OFFICE AND                                        FUND
                                 POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (64)                Trustee      Trustee     President of CAC, L.L.C., a            83       Trustee/Director/
CAC, L.L.C.                                   since 2003  private company offering capital                Managing General
4350 LaJolla Village Drive                                investment and management                       Partner of funds in
Suite 980                                                 advisory services. Prior to                     the Fund Complex.
San Diego, CA 92122-6223                                  February 2001, Vice Chairman and                Director of
                                                          Director of Anixter                             Stericycle, Inc.,
                                                          International, Inc., a global                   Ventana Medical
                                                          distributor of wire, cable and                  Systems, Inc., and
                                                          communications connectivity                     GATX Corporation, and
                                                          products. Prior to July 2000,                   Trustee of The
                                                          Managing Partner of Equity Group                Scripps Research
                                                          Corporate Investment (EGI), a                   Institute and the
                                                          company that makes private                      University of Chicago
                                                          investments in other companies.                 Hospitals and Health
                                                                                                          Systems. Prior to
                                                                                                          April 2004, Director
                                                                                                          of TheraSense, Inc.
                                                                                                          Prior to January
                                                                                                          2004, Director of
                                                                                                          TeleTech Holdings
                                                                                                          Inc. and Arris Group,
                                                                                                          Inc. Prior to May
                                                                                                          2002, Director of
                                                                                                          Peregrine Systems
                                                                                                          Inc. Prior to
                                                                                                          February 2001,
                                                                                                          Director of IMC
                                                                                                          Global Inc. Prior to
                                                                                                          July 2000, Director
                                                                                                          of Allied Riser
                                                                                                          Communications Corp.,
                                                                                                          Matria Healthcare
                                                                                                          Inc., Transmedia
                                                                                                          Networks, Inc., CNA
                                                                                                          Surety, Corp. and
                                                                                                          Grupo Azcarero Mexico
                                                                                                          (GAM).

Linda Hutton Heagy (56)          Trustee      Trustee     Managing Partner of Heidrick &         81       Trustee/Director/
Heidrick & Struggles                          since 1995  Struggles, an executive search                  Managing General
233 South Wacker Drive                                    firm. Trustee on the University                 Partner of funds in
Suite 7000                                                of Chicago Hospitals Board, Vice                the Fund Complex.
Chicago, IL 60606                                         Chair of the Board of the YMCA of
                                                          Metropolitan Chicago and a member
                                                          of the Women's Board of the
                                                          University of Chicago. Prior to
                                                          1997, Partner of Ray & Berndtson,
                                                          Inc., an executive recruiting
                                                          firm. Prior to 1996, Trustee of
                                                          The International House Board, a
                                                          fellowship and housing
                                                          organization for international
                                                          graduate students. Prior to 1995,
                                                          Executive Vice President of ABN
                                                          AMRO, N.A., a bank holding
                                                          company. Prior to 1992, Executive
                                                          Vice President of La Salle
                                                          National Bank.

                                                                                             NUMBER OF
                                               TERM OF                                        FUNDS IN
                                              OFFICE AND                                        FUND
                                 POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (53)            Trustee      Trustee     Director and President of the          81       Trustee/Director/
1744 R Street, NW                             since 1993  German Marshall Fund of the                     Managing General
Washington, DC 20009                                      United States, an independent                   Partner of funds in
                                                          U.S. foundation created to deepen               the Fund Complex.
                                                          understanding, promote
                                                          collaboration and stimulate
                                                          exchanges of practical experience
                                                          between Americans and Europeans.
                                                          Formerly, advisor to the Dennis
                                                          Trading Group Inc., a managed
                                                          futures and option company that
                                                          invests money for individuals and
                                                          institutions. Prior to 1992,
                                                          President and Chief Executive
                                                          Officer, Director and member of
                                                          the Investment Committee of the
                                                          Joyce Foundation, a private
                                                          foundation.

Howard J Kerr (69)               Trustee      Trustee     Prior to 1998, President and           83       Trustee/Director/
736 North Western Avenue                      since 2003  Chief Executive Officer of                      Managing General
P.O. Box 317                                              Pocklington Corporation, Inc., an               Partner of funds in
Lake Forest, IL 60045                                     investment holding company.                     the Fund Complex.
                                                          Director of the Marrow                          Director of the Lake
                                                          Foundation.                                     Forest Bank & Trust.

Jack E. Nelson (69)              Trustee      Trustee     President of Nelson Investment         81       Trustee/Director/
423 Country Club Drive                        since 1984  Planning Services, Inc., a                      Managing General
Winter Park, FL 32789                                     financial planning company and                  Partner of funds in
                                                          registered investment adviser in                the Fund Complex.
                                                          the State of Florida. President
                                                          of Nelson Ivest Brokerage
                                                          Services Inc., a member of the
                                                          NASD, Securities Investors
                                                          Protection Corp. and the
                                                          Municipal Securities Rulemaking
                                                          Board. President of Nelson Sales
                                                          and Services Corporation, a
                                                          marketing and services company to
                                                          support affiliated companies.

Hugo F. Sonnenschein (64)        Trustee      Trustee     President Emeritus and Honorary        83       Trustee/Director/
1126 E. 59th Street                           since 2003  Trustee of the University of                    Managing General
Chicago, IL 60637                                         Chicago and the Adam Smith                      Partner of funds in
                                                          Distinguished Service Professor                 the Fund Complex.
                                                          in the Department of Economics at               Director of Winston
                                                          the University of Chicago. Prior                Laboratories, Inc.
                                                          to July 2000, President of the
                                                          University of Chicago. Trustee of
                                                          the University of Rochester and a
                                                          member of its investment
                                                          committee. Member of the National
                                                          Academy of Sciences, the American
                                                          Philosophical Society and a
                                                          fellow of the American Academy of
                                                          Arts and Sciences.

                                                                                             NUMBER OF
                                               TERM OF                                        FUNDS IN
                                              OFFICE AND                                        FUND
                                 POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey, Ph.D. (63)   Trustee      Trustee     Chief Communications Officer of        81       Trustee/Director/
815 Cumberstone Road                          since 1999  the National Academy of Sciences/               Managing General
Harwood, MD 20776                                         National Research Council, an                   Partner of funds in
                                                          independent, federally chartered                the Fund Complex.
                                                          policy institution, from 2001 to                Director of Fluor
                                                          November 2003 and Chief Operating               Corp., an
                                                          Officer from 1993 to 2001.                      engineering,
                                                          Director of the Institute for                   procurement and
                                                          Defense Analyses, a federally                   construction
                                                          funded research and development                 organization, since
                                                          center, Director of the German                  January 2004 and
                                                          Marshall Fund of the United                     Director of Neurogen
                                                          States, Director of the Rocky                   Corporation, a
                                                          Mountain Institute and Trustee of               pharmaceutical
                                                          Colorado College. Prior to 1993,                company, since
                                                          Executive Director of the                       January 1998.
                                                          Commission on Behavioral and
                                                          Social Sciences and Education at
                                                          the National Academy of Sciences/
                                                          National Research Council. From
                                                          1980 through 1989, Partner of
                                                          Coopers & Lybrand.

                              INTERESTED TRUSTEES*

                                                                                        NUMBER OF
                                          TERM OF                                        FUNDS IN
                                         OFFICE AND                                        FUND
                            POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE

Mitchell M. Merin* (51)     Trustee,     Trustee     President and Chief Executive          81       Trustee/Director/
1221 Avenue of the          President    since       Officer of funds in the Fund                    Managing General
Americas                    and Chief    1999;       Complex. Chairman, President,                   Partner of funds in
New York, NY 10020          Executive    President   Chief Executive Officer and                     the Fund Complex.
                            Officer      and Chief   Director of the Adviser and Van
                                         Executive   Kampen Advisors Inc. since
                                         Officer     December 2002. Chairman,
                                         since 2002  President and Chief Executive
                                                     Officer of Van Kampen Investments
                                                     since December 2002. Director of
                                                     Van Kampen Investments since
                                                     December 1999. Chairman and
                                                     Director of Van Kampen Funds Inc.
                                                     since December 2002. President,
                                                     Director and Chief Operating
                                                     Officer of Morgan Stanley
                                                     Investment Management since
                                                     December 1998. President and
                                                     Director since April 1997 and
                                                     Chief Executive Officer since
                                                     June 1998 of Morgan Stanley
                                                     Investment Advisors Inc. and
                                                     Morgan Stanley Services Company
                                                     Inc. Chairman, Chief Executive
                                                     Officer and Director of Morgan
                                                     Stanley Distributors Inc. since
                                                     June 1998. Chairman since June
                                                     1998, and Director since January
                                                     1998 of Morgan Stanley Trust.
                                                     Director of various Morgan
                                                     Stanley subsidiaries. President
                                                     of the Morgan Stanley Funds since
                                                     May 1999. Previously Chief
                                                     Executive Officer of Van Kampen
                                                     Funds Inc. from December 2002 to
                                                     July 2003, Chief Strategic
                                                     Officer of Morgan Stanley
                                                     Investment Advisors Inc. and
                                                     Morgan Stanley Services Company
                                                     Inc. and Executive Vice President
                                                     of Morgan Stanley Distributors
                                                     Inc. from April 1997 to June
                                                     1998. Chief Executive Officer
                                                     from September 2002 to April 2003
                                                     and Vice President from May 1997
                                                     to April 1999 of the Morgan
                                                     Stanley Funds.

Richard F. Powers, III*     Trustee      Trustee     Advisory Director of Morgan            83       Trustee/Director/
(59)                                     since 1999  Stanley. Prior to December 2002,                Managing General
1 Parkview Plaza                                     Chairman, Director, President,                  Partner of funds in
P.O. Box 5555                                        Chief Executive Officer and                     the Fund Complex.
Oakbrook Terrace, IL 60181                           Managing Director of Van Kampen
                                                     Investments and its investment
                                                     advisory, distribution and other
                                                     subsidiaries. Prior to December
                                                     2002, President and Chief
                                                     Executive Officer of funds in the
                                                     Fund Complex. Prior to May 1998,
                                                     Executive Vice President and
                                                     Director of Marketing at Morgan
                                                     Stanley and Director of Dean
                                                     Witter, Discover & Co. and Dean
                                                     Witter Realty. Prior to 1996,
                                                     Director of Dean Witter Reynolds
                                                     Inc.

                                                                                        NUMBER OF
                                          TERM OF                                        FUNDS IN
                                         OFFICE AND                                        FUND
                            POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE

Wayne W. Whalen* (65)       Trustee      Trustee     Partner in the law firm of             83       Trustee/Director/
333 West Wacker Drive                    since 1984  Skadden, Arps, Slate, Meagher &                 Managing General
Chicago, IL 60606                                    Flom LLP, legal counsel to funds                Partner of funds in
                                                     in the Fund Complex.                            the Fund Complex.
                                                                                                     Director of Abraham
                                                                                                     Lincoln Presidential
                                                                                                     Library Foundation.

------------------------------------

*Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates. Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

                                    OFFICERS

                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND           SERVED    DURING PAST 5 YEARS

Stefanie V. Chang (38)          Vice President      Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas     and Secretary       since 2003  Vice President and Secretary of funds in the Fund Complex.
New York, NY 10020

Amy R. Doberman (43)            Vice President      Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                         since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                              Management, Inc., Morgan Stanley Investment Advisers Inc.
                                                                and the Adviser. Vice President of the Morgan Stanley
                                                                Institutional and Retail Funds since July 2004 and Vice
                                                                President of funds in the Fund Complex as of August 2004.
                                                                Previously, Managing Director and General Counsel of
                                                                Americas, UBS Global Asset Management from July 2000 to July
                                                                2004 and General Counsel of Aeltus Investment Management,
                                                                Inc. from January 1997 to July 2000.

James W. Garrett (36)           Chief Financial     Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas     Officer and         since 2005  Chief Financial Officer and Treasurer of the Morgan Stanley
New York, NY 10020              Treasurer                       Institutional Funds since 2002 and funds in the Fund Complex since January 2005.

Joseph J. McAlinden (62)        Executive Vice      Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas     President and       since 2002  Stanley Investment Advisors Inc., and Morgan Stanley
New York, NY 10020              Chief Investment                Investment Management Inc. and Director of Morgan Stanley
                                Officer                         Trust for over 5 years. Executive Vice President and Chief
                                                                Investment Officer of funds in the Fund Complex. Managing
                                                                Director and Chief Investment Officer of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc. since
                                                                December 2002.

Ronald E. Robison (66)          Executive Vice      Officer     Executive Vice President and Principal Executive Officer of
1221 Avenue of the Americas     President and       since 2003  funds in the Fund Complex. Chief Executive Officer and
New York, NY 10020              Principal                       Chairman of Investor Services. Managing Director of Morgan
                                Executive                       Stanley. Chief Administrative Officer, Managing Director and
                                Officer                         Director of Morgan Stanley Investment Advisors Inc., Morgan
                                                                Stanley Services Company Inc. and Managing Director and
                                                                Director of Morgan Stanley Distributors Inc. Chief Executive
                                                                Officer and Director of Morgan Stanley Trust. Executive Vice
                                                                President and Principal Executive Officer of the
                                                                Institutional and Retail Morgan Stanley Funds; Director of
                                                                Morgan Stanley SICAV; previously Chief Global Operations
                                                                Officer and Managing Director of Morgan Stanley Investment
                                                                Management Inc.

John L. Sullivan (49)           Chief Compliance    Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza                Officer             since 1996  August 2004. Director and Managing Director of Van Kampen
Oakbrook Terrace, IL 60181                                      Investments, the Adviser, Van Kampen Advisors Inc. and
                                                                certain other subsidiaries of Van Kampen Investments. Prior
                                                                August 2004, Vice President, Chief Financial Officer and
                                                                Treasurer of funds in the Fund Complex and head of Fund
                                                                Accounting for Morgan Stanley Investment Management. Prior
                                                                to December 2002, Executive Director of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc.

COMPENSATION

     Each trustee/director/managing general partner (hereinafter referred to in this section as "trustees") who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Adviser or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to funds in the Fund Complex. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees to defer receipt of their compensation until retirement and earn a return on such deferred amounts. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met. Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit per year for each of the 10 years following such retirement from the Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE

                                                                Fund Complex
                                                ---------------------------------------------
                                                                 Aggregate
                                                 Aggregate       Estimated
                                                Pension or        Maximum           Total
                                                Retirement        Annual        Compensation
                                 Aggregate       Benefits      Benefits from       before
                                Compensation    Accrued as       the Fund       Deferral from
                                  from the        Part of      Complex Upon         Fund
           Name(1)                Fund(2)       Expenses(3)    Retirement(4)     Complex(5)
           -------              ------------    -----------    -------------    -------------
INDEPENDENT TRUSTEES
David C. Arch                      $5,703        $ 35,277        $147,500         $192,530
Jerry D. Choate                     5,826          82,527         126,000          200,002
Rod Dammeyer                        5,867          63,782         147,500          208,000
Linda Hutton Heagy                  5,665          24,465         142,500          184,784
R. Craig Kennedy                    5,826          16,911         142,500          200,002
Howard J Kerr                       5,867         140,743         146,250          208,000
Jack E. Nelson                      5,826          97,294         109,500          200,002
Hugo F. Sonnenschein                5,867          64,476         147,500          208,000
Suzanne H. Woolsey                  5,826          58,450         142,500          200,002
INTERESTED TRUSTEE
Wayne W. Whalen(1)                  5,867          72,001         147,500          208,000

------------------------------------
(1) Trustees not eligible for compensation are not included in the Compensation Table. Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of the Fund and certain other funds in the Fund Complex. J. Miles

    Branagan retired as a member of the Board of Trustees of the Fund and other funds in the Fund Complex on December 31, 2004.

(2) The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund's fiscal year ended November 30, 2004. The following Trustees deferred compensation from the Fund during the fiscal year ended November 30, 2004: Mr. Choate, $5,826; Mr. Dammeyer, $5,867; Ms. Heagy, $5,665; Mr. Nelson, $5,826; Mr. Sonnenschein, $5,867; and Mr. Whalen, $5,867. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from the Fund as of the Fund's fiscal year ended November 30, 2004 is as follows: Mr. Branagan, $24,329; Mr. Choate, $21,924; Mr. Dammeyer, $7,445; Ms. Heagy, $25,424; Mr.
    Kennedy, $18,125; Mr. Nelson, $45,515; Mr. Miller, $2,348; Mr. Rees, $783;
    Mr. Robinson, $3,778; Mr. Rooney, $4,490; Mr. Sisto, $28,365; Mr.
    Sonnenschein, $7,622; and Mr. Whalen, $34,129. The deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2004. The retirement plan is described above the Compensation Table.

(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such person's anticipated retirement. The retirement plan is described above the Compensation Table.

(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2004 before deferral by the trustee under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

BOARD COMMITTEES

     The Board of Trustees has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of "Independent Trustees", which is defined for purposes herein as trustees who: (1) are not "interested persons" of the Fund as defined by the 1940 Act and (2) are "independent" of the Fund as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.

     The Board's audit committee consists of Jerry D. Choate, Rod Dammeyer and
R. Craig Kennedy. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Fund's independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of the Fund's annual audit and considers any comments which the independent registered public accounting firm may have regarding the Fund's financial statements, books of account or internal controls. The Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. The audit committee has reviewed and discussed the financial statements of the Fund with management as well as with the independent registered public accounting firm of the Fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standards Board Standard No. 1 and has discussed with the independent registered public accounting firm its independence. Based on this review, the audit committee recommended to the Board of Trustees of the Fund that the Fund's audited financial statements be included in the Fund's annual report to shareholders for the most recent fiscal year for filing with the SEC.

     The Board's brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services.

     The Board's governance committee consists of David C. Arch, Howard J Kerr and Jack E. Nelson. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Trustees of the Fund select and nominate any other nominee Independent Trustees for the Fund. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.

     During the Fund's last fiscal year, the Board of Trustees held 15 meetings. During the Fund's last fiscal year, the audit committee of the Board held 7 meetings, the brokerage and services committee of the Board held 5 meetings and the governance committee of the Board held 6 meetings.

SHAREHOLDER COMMUNICATIONS

     Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for such trustee above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

SHARE OWNERSHIP

     Excluding deferred compensation balances as described in the Compensation Table, as of December 31, 2004, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Fund beneficially owned equity securities of the Fund and all of the funds in the Fund Complex overseen by the trustee in the dollar range amounts specified below.

                2004 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

INDEPENDENT TRUSTEES

                                                                            TRUSTEE
                              ---------------------------------------------------------------------------------------------------
                               ARCH      CHOATE    DAMMEYER    HEAGY     KENNEDY     KERR      NELSON    SONNENSCHEIN   WOOLSEY
                              -------   --------   --------   --------   --------   -------   --------   ------------  ----------
DOLLAR RANGE OF EQUITY
 SECURITIES IN THE FUND.....   none       none      none        $1-       none       none       none         none         none
                                                              $10,000

AGGREGATE DOLLAR RANGE OF
 EQUITY SECURITIES IN ALL
 REGISTERED INVESTMENT
 COMPANIES OVERSEEN BY
 TRUSTEE IN THE FUND
 COMPLEX....................  $50,001-    $1-       over      $50,001-    over        $1-       $1-        $10,001-     $10,001-
                              $100,000  $10,000    $100,000   $100,000   $100,000   $10,000   $10,000      $50,000      $50,000

INTERESTED TRUSTEES

                                                                             TRUSTEE
                                                              --------------------------------------
                                                                MERIN         POWERS        WHALEN
                                                              ----------    ----------    ----------
DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND...............     none          none       $1-$10,000
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
  REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE
  FUND COMPLEX..............................................     over          over          over
                                                               $100,000      $100,000      $100,000

     Including deferred compensation balances (which are amounts deferred and thus retained by each Fund as described in the Compensation Table), as of December 31, 2004, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Fund had in the aggregate, combining beneficially owned equity securities and deferred compensation of the Fund and of all of the funds in the Fund Complex overseen by the trustee, the dollar range amounts specified below.

          2004 TRUSTEE BENEFICIAL OWNERSHIP AND DEFERRED COMPENSATION

INDEPENDENT TRUSTEES

                                                                                        TRUSTEE
                                                     ------------------------------------------------------------------------------
                                                       ARCH      CHOATE     DAMMEYER     HEAGY     KENNEDY      KERR       NELSON
                                                       ----      ------     --------     -----     -------      ----       ------
DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED
 COMPENSATION IN THE FUND..........................    none       over        none        over       over       none        over
                                                                $100,000                $100,000   $100,000               $100,000
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES AND
 DEFERRED COMPENSATION IN ALL REGISTERED INVESTMENT
 COMPANIES OVERSEEN BY TRUSTEE IN THE FUND
 COMPLEX...........................................  $50,001-     over        over        over       over       over        over
                                                     $100,000   $100,000    $100,000    $100,000   $100,000   $100,000    $100,000

                                                             TRUSTEE
                                                     -----------------------
                                                     SONNENSCHEIN   WOOLSEY
                                                     ------------   -------
DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED
 COMPENSATION IN THE FUND..........................     over          none
                                                      $100,000
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES AND
 DEFERRED COMPENSATION IN ALL REGISTERED INVESTMENT
 COMPANIES OVERSEEN BY TRUSTEE IN THE FUND
 COMPLEX...........................................     over        $10,001-
                                                       $100,000      $50,000

INTERESTED TRUSTEES

                                                                                  TRUSTEE
                                                              -----------------------------------------------
                                                                  MERIN          POWERS           WHALEN
                                                                  -----          ------           ------
DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED COMPENSATION
  THE FUND..................................................      none            none         over $100,000
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED
  COMPENSATION IN ALL REGISTERED INVESTMENT COMPANIES
  OVERSEEN BY TRUSTEE IN THE FUND COMPLEX...................  over $100,000   over $100,000    over $100,000

     As of March 1, 2005, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

CODE OF ETHICS

     The Fund, the Adviser and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other

Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                         INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees or officers of the Fund if elected to such positions. The Fund, however, bears the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Advisory Agreement.

     The fee payable to the Adviser is reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments in connection with the purchase and sale of portfolio investments less any direct expenses incurred by such subsidiary of Van Kampen Investments in connection with obtaining such commissions, fees, brokerage or similar payments. The Adviser agrees to use its best efforts to recapture tender solicitation fees and exchange offer fees for the Fund's benefit and to advise the trustees of the Fund of any other commissions, fees, brokerage or similar payments which may be possible for the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments to receive in connection with the Fund's portfolio transactions or other arrangements which may benefit the Fund.

     The Advisory Agreement also provides that, in the event the ordinary business expenses of the Fund for any fiscal year exceed 1.5% of the first $30 million of the Fund's average daily net assets plus 1% of any excess over $30 million, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the year. Ordinary business expenses include the investment advisory fee and other operating costs paid by the Fund except (1) interest and taxes, (2) brokerage commissions, (3) certain litigation and indemnification expenses as described in the Advisory Agreement and (4) payments made by the Fund pursuant to the distribution plans.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of the trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.

     In approving the Advisory Agreement, the Board of Trustees, including the non-interested trustees, considered the nature, quality and scope of the services provided by the Adviser, the performance, fees and expenses of the Fund compared to other similar investment companies, the Adviser's expenses in providing the services and the profitability of the Adviser and its affiliated companies. The Board of Trustees also reviewed the benefit to the Adviser of receiving research paid for by Fund assets and the propriety of such an arrangement and evaluated other benefits the Adviser derives from its relationship with the Fund. The Board of Trustees considered the extent to which any economies of scale experienced by the Adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies at different asset levels, and considered the trends in the industry versus historical and projected sales and redemptions of the Fund. The Board of Trustees reviewed reports from third parties about the foregoing factors and considered changes, if any, in such items since its previous approval. The Board of Trustees discussed the financial strength of the Adviser and its affiliated companies and the capability of the personnel of the Adviser. The Board of Trustees reviewed the statutory and regulatory requirements for approval of advisory agreements. The Board of Trustees, including the non-interested trustees, evaluated all of the foregoing and determined, in the exercise of its business judgment, that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.

LITIGATION INVOLVING THE ADVISER

     The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including the Fund, were named as defendants in a number of similar class action complaints which were consolidated. The consolidated amended complaint also names as defendants certain individual trustees and directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual trustees of any Van Kampen funds. The complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants' motion to dismiss this action is pending. After defendants moved to dismiss, the plaintiffs filed a motion for leave to amend the complaint, which is also pending. The proposed amendment drops all claims against the named investment companies, which are listed only as nominal defendants. The proposed amendment raises similar claims against the Adviser and its affiliates with respect to the investment companies advised by the Adviser or its affiliates, and, in addition, alleges that affiliates of the Adviser received undisclosed compensation for steering investors into thirteen non-affiliated fund families. The defendants intend to continue to defend this action vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of litigation.

     The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants individual trustees of certain Van Kampen funds; the named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of Van Kampen funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the action described in the preceding paragraph. The defendants have moved to dismiss this action and otherwise intend to defend it vigorously. This action is currently stayed until the later of (i) a ruling on the motion to dismiss the action described in the preceding paragraph or (ii) a ruling on a motion to dismiss the action described in the next paragraph. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of litigation.

     The plaintiff in the action described in the preceding paragraph recently filed a separate derivative action against the Adviser, certain affiliates of the Adviser, the individual trustees of certain Van Kampen funds, and certain unaffiliated entities. The named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that certain unaffiliated entities engaged in or facilitated market timing and late trading in the Van Kampen funds, and that the Adviser, certain affiliates of the Adviser, and the trustees failed to prevent and/or detect such market timing and late trading. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts and distribution plans for the funds, disgorgement of fees and profits from the Adviser and its affiliates, and monetary damages. The defendants expect to move to dismiss this action. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of litigation.

     The Adviser and one of the investment companies advised by the Adviser are named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profit that diluted the value of shares held by long-term investors. The complaint seeks in specified compensatory damages, punitive damages, fees and costs. Defendants have appealed an order of the federal court remanding this case to state court. The federal appeals court has issued a stay of discovery in the state court during the pendency of the appeal. Prior to the issuance of the stay, the state court denied defendants' motion to dismiss. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of litigation.

     The Adviser and the individual trustees of certain Van Kampen funds are named as defendants in a recently filed class action complaint that alleges the defendants breached various fiduciary and statutory duties to investors by failing to ensure that the funds participated in securities class action settlements involving securities held in the funds' portfolios. The complaint seeks, among other things, compensatory and punitive damages. None of the funds are named as defendants, sand no claims are asserted against them. The defendants expect to move to dismiss the complaint and believe that they have meritorious defenses.

     The Adviser, one of the investment companies advised by the Adviser, and certain officers and directors of the investment company are defendants in a class action filed in 2001 alleging that the defendants issued a series of prospectuses and registration statements that were materially false and misleading. Among other things, the complaint alleges that the prospectuses and registration statements contained misleading descriptions of the method defendants used to value senior loan interests in the fund's portfolio, and that defendants materially overstated the net asset value of the fund. The parties recently mediated the dispute through a court-supervised settlement conference and reached a tentative agreement to settle the case. The Court has instructed the parties to present a settlement agreement for preliminary approval in April 2005.

ADVISORY FEES

                                                      Fiscal Year Ended November 30,
                                               ---------------------------------------------
                                                  2004             2003             2002
                                               -----------      -----------      -----------
The Adviser received the approximate
  advisory fees of.......................      $21,069,500      $12,718,600      $10,075,100

                                OTHER AGREEMENTS

ACCOUNTING SERVICES AGREEMENT

     The Fund has entered into an accounting services agreement pursuant to which the Adviser provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

ACCOUNTING SERVICES FEES

                                                          Fiscal Year Ended November 30,
                                                       ------------------------------------
                                                         2004          2003          2002
                                                       --------      --------      --------
The Adviser received the approximate accounting
  services fees of...............................      $240,800      $191,800      $160,100

                            DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal years are shown in the chart below.

                                                                Total            Amounts
                                                             Underwriting      Retained by
                                                             Commissions       Distributor
                                                             ------------      -----------
Fiscal year ended November 30, 2004....................      $15,023,165        $1,847,933
Fiscal year ended November 30, 2003....................      $10,441,131        $1,445,312
Fiscal year ended November 30, 2002....................      $ 7,763,619        $  935,165

     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                     Total Sales Charge
                                                  -------------------------         Reallowed
                                                  As % of       As % of Net        To Dealers
Size of                                           Offering        Amount            As a % of
Investment                                         Price         Invested        Offering Price
------------------------------------------------------------------------------------------------
Less than $50,000...........................       5.75%           6.10%              5.00%
$50,000 but less than $100,000..............       4.75%           4.99%              4.00%
$100,000 but less than $250,000.............       3.75%           3.90%              3.00%
$250,000 but less than $500,000.............       2.75%           2.83%              2.25%
$500,000 but less than $1,000,000...........       2.00%           2.04%              1.75%
$1,000,000 or more..........................           *               *                  *
------------------------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of the purchase. With respect to shares purchased prior to December 1, 2004, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. The eighteen-month period (or one-year period, as applicable) ends on the first business day of the nineteenth month (or thirteenth month, as applicable) after the purchase date. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, and 0.25% on the excess over $5 million. No commission will be paid on such investments by retirement plans of the type described in the Class A Shares, Class B Shares and Class C Shares prospectus in the section entitled "Purchase of Shares -- Other Purchase Programs -- Net asset value purchase options." option
  (8). Authorized dealers will be eligible to receive the ongoing service fee with respect to such shares commencing in the second year following purchase. Proceeds from the distribution and service fees paid by the Fund during the first twelve months are paid to the Distributor and are used by the Distributor to defray its distribution and service related expenses. With respect to shares purchased prior to December 1, 2004, a commission or transaction fee was paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiated and were responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally receive from the Distributor ongoing distribution fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.

     With respect to Class I Shares, there are no sales charges paid by investors. Commissions or transaction fees may be paid by the Distributor to authorized dealers.

     With respect to Class R Shares, there are no sales charges paid by investors and no commissions or transaction fees paid to authorized dealers. Distribution fees on Class R Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's Class R Shares. With respect to Class R Shares, the authorized dealers generally receive from the

Distributor the ongoing distribution fees of up to 0.50% of the average daily net assets of the Fund's Class R Shares.

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares, Class C Shares and Class R Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares, Class C Shares and Class R Shares. There is no distribution plan or service plan in effect for Class I Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each such class of shares in connection with the distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.

     The Distributor must submit quarterly reports to the Fund's Board of Trustees setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the trustees, and also by a vote of the disinterested trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the trustees and also by the disinterested trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested trustees or by a vote of a majority of the outstanding voting shares of such class.

     For Class A Shares and Class R Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less, with respect to Class A Shares only, any deferred sales charges (if any) it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Class A Shares, Class B Shares and Class C Shares Prospectus (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares and Class R Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

     The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares and Class R Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or (ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.

     Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.

     As of November 30, 2004, there were approximately $5,314,300 and $270,300 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing approximately 1% and less than 1% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

     For the fiscal year ended November 30, 2004, the Fund's aggregate expenses paid under the Plans for Class A Shares were $11,059,043 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Class A shareholders and for administering the Class A Share Plans. For the fiscal year ended November 30, 2004, the Fund's aggregate expenses paid under the Plans for Class B Shares were $8,727,725 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $6,560,384 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $2,167,341 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal year ended November 30, 2004, the Fund's aggregate expenses paid under the Plans for Class C

Shares were $4,196,984 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments:
$1,596,791 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $2,600,193 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans. For the fiscal year ended November 30, 2004, the Fund's aggregate expenses paid under the Plans for Class R Shares were $57,717 or 0.50% of the Class R Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Class R shareholders and for administering the Class R Share Plans.

     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.

     The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley DW and certain other authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to Morgan Stanley DW and to other authorized dealers for the purpose of promoting the sale of Fund shares, providing the Fund and other Van Kampen Funds with "shelf space" or a higher profile with the authorized dealer's financial advisors and consultants, placing the Fund and other Van Kampen Funds on the authorized dealer's preferred or recommended fund list, granting the Distributor access to the authorized dealer's financial advisors and consultants, providing assistance in training and educating the authorized dealer's personnel, furnishing marketing support and other specified services, maintaining share balances and/or for sub-accounting, administrative or transaction processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Van Kampen funds), amount of assets invested by the authorized dealer's customers (which could include current or aged assets of the Fund and/or some or all other Van Kampen funds), the Funds advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Adviser and/or Distributor. The amount of these payments, as determined from time to time by the Adviser or the Distributor, may be different for different authorized dealers.

     With respect to Morgan Stanley DW financial advisors and intermediaries, these payments currently include the following amounts: (1) for shares sold through Morgan Stanley DW's Mutual Fund Network (excluding sales through Morgan Stanley DW 401(k) platforms), (a) an amount equal to 0.20% of value (at the time of sale) of gross sales of Fund shares and (b) for those shares purchased on or after January 1, 2001, an ongoing annual fee in an amount up to 0.05% of the value of such Fund shares held for a one-year period or more; and (2) for shares sold through Morgan Stanley DW 401(k) platforms, an ongoing annual fee in an amount up to 0.20% of the value of such Fund shares held.

     With respect to other authorized dealers, these payments currently include the following amounts: (1) other than sales through 401(k) platforms, (a) an amount up to 0.25% of the value (at the time of sale) of gross sales of Fund shares and (b) an ongoing annual fee in an amount up to 0.10% of the value of such Fund shares; and (2) for shares sold through 401(k) platforms, an ongoing annual fee in an amount up to 0.20% of the value of such Fund shares held. You should review carefully any disclosure by your authorized dealer as to its compensation.

     The prospect of receiving, or the receipt of, such compensation, as described above, by Morgan Stanley DW or their authorized dealers may provide Morgan Stanley DW or other authorized dealers, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley DW or an authorized dealer does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

     The Distributor has entered into agreements with the following firms whereby certain shares of the Fund will be offered pursuant to such firms' retirement plan alliance program(s): (i) Fidelity Brokerage Services, Inc. and National Financial Services Corporation, (ii) American Century Retirement Plan Services, (iii) Hewitt Associates, LLC, (iv) Huntington Bank, (v) AMVESCAP Retirement Inc., (vi) Lincoln National Life Insurance Company, (vii) Merrill Lynch, Pierce, Fenner & Smith, Incorporated, (viii) Morgan Stanley DW Inc., (ix) National Deferred Compensation, Inc., (x) Wells Fargo Bank, N.A., on behalf of itself and its Affiliated Banks, (xi) The Prudential Insurance Company of America, (xii) Smith Barney, Inc., (xiii) Union Bank of California, N.A., (xiv) Buck Consultants, Inc., (xv) Vanguard Marketing Corporation (a wholly-owned subsidiary of The Vanguard Group, Inc.), (xvi) First Union National Bank, (xvii) Franklin Templeton, (xviii) Great West Life & Annuity Insurance Company/Benefits Corp. Equities, Inc., (xix) Key Bank, (xx) SunGard Institutional Brokerage Inc.,
(xxi) GoldK Investment Services, Inc., (xxii) ABN AMRO Trust Services Co., (xxiii) ING Financial Advisers, LLC and (xxiv) Northern Trust Retirement Consulting, LLC. Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through a broker-dealer retirement plan alliance program should contact the firms mentioned above for further information concerning the program(s) including, but not limited to, minimum size and operational requirements.

                                 TRANSFER AGENT

     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency fees are determined through negotiations with the Fund and are approved by the Fund's Board of Trustees. The transfer agency fees are based on competitive benchmarks.

                                FUND MANAGEMENT

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

     As of November 30, 2004, James A. Gilligan managed 11 mutual funds with a total of $19.4 billion in assets; 6 pooled investment vehicles other than mutual funds with a total of $2.2 billion in assets; and 8 other accounts with a total of $2.1 billion in assets.

     As of November 30, 2004, James O. Roeder managed 11 mutual funds with a total of $19.4 billion in assets; 6 pooled investment vehicles other than mutual funds with a total of $2.2 billion in assets; and 8 other accounts with a total of $2.1 billion in assets.

     As of November 30, 2004, Sergio Marcheli managed 11 mutual funds with a total of $19.4 billion in assets; 6 pooled investment vehicles other than mutual funds with a total of $2.2 billion in assets; and 8 other accounts with a total of $2.1 billion in assets.

     As of November 30, 2004, Thomas Bastian managed 11 mutual funds with a total of $19.4 billion in assets; 6 pooled investment vehicles other than mutual funds with a total of $2.2 billion in assets; and 8 other accounts with a total of $2.1 billion in assets.

     As of November 30, 2004, Vincent E. Vizachero managed 11 mutual funds with a total of $19.4 billion in assets; 6 pooled investment vehicles other than mutual funds with a total of $2.2 billion in assets; and 8 other accounts with a total of $2.1 billion in assets.

     Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The portfolio managers of the Fund do not currently manage assets for other investment companies, pooled investment vehicles or other accounts that charge a performance fee. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:

     - Cash Bonus;

     - Morgan Stanley's Equity Incentive Compensation Program (EICP) awards -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

     - Investment Management Deferred Compensation Plan (IMDCP) awards -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu;

     - Select Employees' Capital Accumulation Program (SECAP) awards -- a voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Adviser or its affiliates, and

     - Voluntary Equity Incentive Compensation Program (VEICP) awards -- a voluntary program that permits employees to elect to defer a portion of their discretionary compensation to invest in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

     - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods.

     - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

     - Contribution to the business objectives of the Adviser.

     - The dollar amount of assets managed by the portfolio manager.

     - Market compensation survey research by independent third parties.

     - Other qualitative factors, such as contributions to client objectives.

     - Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

     Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

     As of November 30, 2004, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

     James A. Gilligan--$100,001-$500,000;(1)

     James O. Roeder--$100,001-$500,000;(1)

     Sergio Marcheli--$10,001-$50,000;(1)

     Thomas Bastian--$100,001-$500,000;(1)

     Vincent E. Vizachero--$10,001-$50,000.(1)
------------

(1) Includes amounts held directly or notionally in the Fund through certain defined contribution and/or deferred compensation programs.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard are subject to review by the Fund's Board of Trustees.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Certain broker-dealers, through which the Fund may effect securities transactions, are affiliated persons (as defined in the 1940 Act) of the Fund or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.

     Unless otherwise disclosed below, the Fund paid no commissions to affiliated brokers during the last three fiscal years. The Fund paid the following commissions to brokers during the fiscal years shown:

                                                                              Affiliated
                                                                               Brokers
                                                                            --------------
                                                                  All       Morgan Stanley
                                                                Brokers        DW Inc.
                                                                -------     --------------
Commissions Paid:
  Fiscal year ended November 30, 2004.......................   $6,738,526      $142,513
  Fiscal year ended November 30, 2003.......................   $6,802,788      $188,546
  Fiscal year ended November 30, 2002.......................   $6,167,210      $153,577
Fiscal year 2004 Percentages:
  Commissions with affiliate to total commissions........................          2.11%
  Value of brokerage transactions with affiliate to
    total transactions...................................................          0.08%

     During the fiscal year ended November 30, 2004, the Fund paid $5,534,863 in brokerage commissions on transactions totaling $4,123,346,377 to brokers selected primarily on the basis of research services provided to the Adviser.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectuses captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectuses and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 947, Jersey City, New Jersey 07303-0947, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

     Shareholders can use ACH to have redemption proceeds up to $50,000 deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired).

DIVIDEND DIVERSIFICATION

     A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectuses) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested.

Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.

SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The plan holder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and may be established on a form made available by the Fund. See "Shareholder Services--Retirement Plans."

     Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE

     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC--Class B and C (defined below) to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Fund are available for sale. There is no reinstatement privilege for Class R Shares or Class I Shares of the Fund. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event regardless of whether the shareholder reinstates all or any portion of the net proceeds of the redemption. Any such loss may be disallowed, to the extent of the reinstatement, under the so-called "wash sale" rules if the reinstatement occurs within 30 days after such redemption. In that event, the shareholder's tax basis in the shares acquired pursuant to the reinstatement will be increased by the amount of the disallowed loss, and the shareholder's holding period for such shares will include the holding period for the redeemed shares.

                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

     In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Notwithstanding the foregoing, the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which, shares of the Fund will be redeemed solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Fund reserves the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the net asset value of the shares being redeemed. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.

                    CONTINGENT DEFERRED SALES CHARGE-CLASS A

     As described in the Fund's Class A Shares, Class B Shares and Class C Shares Prospectus under "Purchase of Shares--Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC--Class A") may be imposed on certain redemptions made within eighteen months of purchase. With respect to shares purchased prior to December 1, 2004, the contingent deferred sales charge may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares acquired by exchange will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.

                         WAIVER OF CLASS B AND CLASS C
                       CONTINGENT DEFERRED SALES CHARGES

     As described in the Fund's Class A Shares, Class B Shares and Class C Shares Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B Shareholder and Class C Shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Internal Revenue Code Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code
Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2) or the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.

     The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." If the initial account balance is $1 million or more and the shareholder purchased Class A Shares without a sales charge, those Class A Shares will, in most instances, be subject to a CDSC-Class A if redeemed within eighteen months of their date of purchase. However, if the shareholder participates in a systematic withdrawal program, as described herein, any applicable CDSC-Class A will be waived on those Class A Shares. The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares. See "Purchase of Shares--Waiver of Contingent Deferred Sales Charge" in the Class A Shares, Class B Shares and Class C Shares Prospectus.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Class A Shares, Class B Shares and Class C Shares Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND

     The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss), and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders and designated as capital gain dividends.

     To avoid a nondeductible 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

PASSIVE FOREIGN INVESTMENT COMPANIES

     The Fund may invest in non-U.S. corporations that could be classified as "passive foreign investment companies" as defined for federal income tax purposes. For federal income tax purposes, such an investment may, among other things, cause the Fund to recognize income or gain without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would otherwise have been treated as capital gain.

DISTRIBUTIONS TO SHAREHOLDERS

     Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset).

     The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after

May 6, 2003, and cease to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2008. Fund shareholders, as well as the Fund itself, must satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest primarily in a portfolio of income producing equity securities including common stocks, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of ordinary income dividends paid by the Fund will consist of "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. No assurance can be given that Congress will not repeal the reduced federal income tax rates on long-term capital gains and "qualified dividend income" prior to the scheduled expiration of these rates under the 2003 Tax Act. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below.

     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal their fair market value on the distribution date.

     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from the Fund may be eligible for the corporate dividends received deduction if the Fund receives qualifying dividends during the year and if certain requirements of the Code are satisfied.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gains. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

     As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008). No assurance can be given that Congress will not repeal the reduced federal income tax rates on long-term capital gains prior to the scheduled expiration of these rates under the 2003 Tax Act. The maximum long-term capital gains rate for corporations is 35%.

WITHHOLDING ON PAYMENTS TO NON-U.S. SHAREHOLDERS

     For purposes of this and the following paragraphs, a "Non-U.S. Shareholder" shall include any shareholder who is not

     - an individual who is a citizen or resident of the United States;

     - a corporation or partnership created or organized under the laws of the United States or any state or political subdivision thereof;

     - an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

     - a trust that (i) is subject to the primary supervision of a U.S. court and which has one or more U.S. fiduciaries who have the authority to control all substantial decisions of the trust, or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

     A Non-U.S. Shareholder generally will be subject to withholding of U.S. federal income tax at a 30% rate (or lower applicable treaty rate), rather than backup withholding (discussed below), on dividends from the Fund (other than capital gain dividends, interest-related dividends and short-term capital gain dividends) that are not "effectively connected" with a U.S. trade or business carried on by such shareholder, provided that the shareholder furnishes to the Fund a properly completed Internal Revenue Service ("IRS") Form W-8BEN certifying the shareholder's non-United States status.

     The American Jobs Creation Act of 2004 (the "2004 Tax Act") permits the Fund to pay "interest-related dividends" and "short-term capital gain dividends" to Non-U.S. Shareholders without having to withhold on such dividends at the 30% rate. Under the 2004 Tax Act, the amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of "qualified interest income" received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. "Qualified interest income" includes, among other items, interest paid on debt obligations of a U.S. issuer and interest paid on deposits with U.S. banks, subject to certain exceptions. Under the 2004 Tax Act, the amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to Non-U.S. Shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund may designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to Non-U.S. Shareholders not later than 60 days after the close of the Fund's taxable year. These provisions apply to dividends paid by the Fund with respect to the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007. No assurance can be given that Congress will not repeal these provisions prior to their scheduled expiration under the 2004 Tax Act.

     Non-effectively connected capital gain dividends and gains realized from the sale of shares will not be subject to U.S. federal income tax in the case of
(i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding and information reporting on capital gain dividends and redemption proceeds paid to them upon the sale of their shares. See "Backup Withholding" and "Information Reporting" below.

     If income from the Fund or gains realized from the sale of shares are effectively connected with a Non-U.S. Shareholder's U.S. trade or business, then such amounts will not be subject to the 30% withholding described above, but rather will be subject to U.S. federal income tax on a net basis at the tax rates applicable to U.S. citizens and residents or domestic corporations. To establish that income from the Fund or gains realized from the sale of shares are effectively connected with a U.S. trade or business, a Non-U.S. Shareholder must provide the Fund with a properly completed IRS Form W-8ECI certifying that such amounts are effectively connected with the Non-U.S. Shareholder's U.S. trade or business. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a U.S. trade or business.

     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide the Fund with a properly completed IRS Form W-8BEN certifying their entitlement to the benefits. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, both the entity and the persons holding an interest in the entity will need to provide certification. For example, an individual Non-U.S. Shareholder who holds shares in the Fund through a non-U.S. partnership must provide an IRS Form W-8BEN to claim the benefits of an applicable tax treaty. Non-U.S. Shareholders are advised to consult their advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Fund.

BACKUP WITHHOLDING

     The Fund may be required to withhold federal income tax at a rate of 28% (through 2010) ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends paid to a shareholder (other than a Non-U.S. Shareholder) if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that the taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person (as defined for U.S. federal income tax purposes). Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.

     Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Withholding on Payments to Non-U.S. Shareholders" are not subject to backup withholding. To avoid backup withholding on capital gain dividends, interest-related dividends, short-term capital gain dividends and redemption proceeds from the sale of shares, Non-U.S. Shareholders must provide a properly completed IRS Form W-8BEN certifying their non-United States status.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING

     The Fund must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder) the amount of dividends, capital gain dividends or redemption proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts. In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such shareholder the amount of dividends, capital gain dividends, interest-related dividends, short-term capital gain dividends and redemption proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld, if any, with respect to such amounts.

This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.

GENERAL

     The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

                                FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one-year, five-year and ten-year periods (or life of the Fund, if shorter). Other total return quotations, aggregate or average, over other time periods may also be included.

     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Since Class A Shares of the Fund were offered at a maximum sales charge of 8.50% prior to June 12, 1989, actual Fund total return would have been somewhat less than that computed on the basis of the current maximum sales charge. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund or to reflect that 12b-1 fees may have changed over time.

     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.

     Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

     Total return is calculated separately for Class A Shares, Class B Shares, Class C Shares, Class I Shares and Class R Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

     From time to time, the Fund's marketing materials may include an update from the portfolio manager or the Adviser and a discussion of general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their fund shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by the investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, the Dow Jones Industrial Average, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     In reports or other communications to shareholders or in advertising material for Class R Shares and Class I Shares, the Fund may include historical performance information reflecting the following method of calculation: (a) for periods prior to the commencement of distribution of Class R Shares and Class I Shares of the Fund, a restated figure based on the Class A Shares which has been adjusted to reflect fees and expenses of Class R Shares and Class I Shares and
(b) for periods after the commencement of distribution of Class R Shares and Class I Shares of the Fund, actual Class R Share and Class I Share performance.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge from our web site at www.vankampen.com or by calling or writing the Fund at the telephone number or address printed on the cover of this Statement of Additional Information.

CLASS A SHARES

     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended November 30, 2004 was 10.03%, (ii) the five-year period ended November 30, 2004 was 5.11% and (iii) the ten-year period ended November 30, 2004 was 12.87%.

     The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from August 1, 1946 (commencement of distribution of Class A Shares of the Fund) to November 30, 2004 was 23,785.14%.

     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from August 1, 1946

(commencement of distribution of Class A Shares of the Fund) to November 30, 2004 was 25,223.25%.

CLASS B SHARES

     The Fund's average annual total return for Class B Shares listed below reflects the conversion of such shares into Class A Shares. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically converted to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended November 30, 2004 was 10.76%, (ii) the five-year period ended November 30, 2004 was 5.32%, and (iii) the ten-year period ended November 30, 2004 was 13.02%.

     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B Shares from August 2, 1993 (commencement of distribution of Class B Shares of the Fund) to November 30, 2004 was 256.41%.

     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from August 2, 1993 (commencement of distribution of Class B Shares of the Fund) to November 30, 2004 was 256.41%.

CLASS C SHARES

     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended November 30, 2004 was 14.86%, (ii) the five-year period ended November 30, 2004 was 5.59%, and (iii) the ten-year period ended November 30, 2004 was 12.69%.

     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C Shares from August 2, 1993 (commencement of distribution of Class C Shares of the Fund) to November 30, 2004 was 246.31%.

     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from August 2, 1993 (commencement of distribution of Class C Shares of the Fund) to November 30, 2004 was 246.31%.

CLASS R SHARES

     The Fund's average annual total return for Class R Shares of the Fund for
(i) the one-year period ended November 30, 2004 was 16.36%, and (ii) the approximately two-year, two-month period since October 1, 2002 (commencement of distribution of Class R Shares of the Fund) to November 30, 2004 was 18.93%.

     The Fund's cumulative non-standardized total return, with respect to the Class R Shares from October 1, 2002 (commencement of distribution of Class R Shares of the Fund) to November 30, 2004 was 45.54%.

CLASS I SHARES

     The Fund's total return for Class I Shares of the Fund for the three-month period from October 19, 2004 (commencement of distribution of Class I Shares of the Fund) to November 30, 2004 was 6.60%.

     These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

                               OTHER INFORMATION

DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund's Board of Trustees and the Adviser have adopted policies and procedures regarding disclosure of portfolio holdings information (the "Policy"). Pursuant to the Policy, information concerning the Fund's portfolio holdings may be disclosed only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Adviser to the Fund's shareholders. The Fund and the Adviser may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or any affiliated person of the Adviser) in connection with the disclosure of portfolio holdings information of the Fund. The Fund's Policy is implemented and overseen by the Portfolio Holdings Review Committee (the "PHRC"), which is described in more detail below.

     Public Portfolio Holdings Information Disclosure Policy. Portfolio holdings information will be deemed public when it has been posted to the Fund's public web site. The Fund makes available on its public web site portfolio holdings information in the following manner:

     - Calendar Quarters: Complete portfolio holdings as of the end of each calendar quarter disclosed with a minimum lag time of 30 calendar days.

     - Monthly: Top 10 (or top 15) largest portfolio holdings as of the end of each month disclosed with a minimum lag time of 15 calendar days.

     The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its Semiannual and Annual Reports, and for the first and third fiscal quarter in its filings with the SEC on Form N-Q.

     Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Policy. Pursuant to the Policy, disclosing non-public portfolio holdings information to third parties may occur only when the Fund has a legitimate business purpose for doing so and the recipients of such information are subject to a duty of confidentiality. Any disclosure of non-public portfolio holdings information made to third parties must be approved by both the Fund's Board of Trustees (or a designated committee thereof) and the PHRC. The Policy provides for disclosure of non-public portfolio holdings information to certain pre-authorized categories of entities, executing broker-dealers and shareholders, in each case under specific restrictions and limitations described below, and the Policy provides a process for approving any other entities.

     Pre-Authorized Categories. Pursuant to the Policy, the Fund may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories. These third parties include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers, and service providers, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Adviser or the Fund and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Fund or the Adviser (including legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement. The PHRC is responsible for monitoring and reporting on such entities to the Fund's Board of Trustees. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the material non-public portfolio holdings information.

     Broker-Dealer Interest Lists. Pursuant to the Policy, the Adviser may provide "interest lists" to broker-dealers who execute securities transactions for the Fund. Interest lists may specify only the CUSIP numbers and/or ticker symbols of the securities held in all registered management investment companies advised by the Adviser or affiliates of the Adviser on an aggregate basis. Interest lists will not disclose portfolio holdings on a fund by fund basis and will not contain information about the number or value of shares owned by a specified fund. The interest lists may identify the investment strategy to which the list relates, but will not identify particular Funds or portfolio managers/management teams. Broker-dealers need not execute a non-disclosure agreement to receive interest lists.

     Shareholders In-Kind Distributions. The Fund's shareholders may, in some circumstances, elect to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. In such circumstances, pursuant to the Policy, such Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information.

     Attribution Analyses. Pursuant to the Policy, the Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding had been disclosed publicly. Any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

     Transition Managers. Pursuant to the Policy, the Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

     Other Entities. Pursuant to the Policy, the Fund or the Adviser may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers, shareholders receiving in-kind distributions, persons receiving attribution analyses, or transition managers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the PHRC and the Fund's Board of Trustees (or a designated committee thereof). The PHRC will report to the Board of Trustees of the Fund on a quarterly basis regarding any other approved recipients of non-public portfolio holdings information.

     PHRC and Board of Trustees Oversight. The PHRC, which consists of executive officers of the Fund and the Adviser, is responsible for overseeing and implementing the Policy and determining how portfolio holdings information will be disclosed on an ongoing basis. The PHRC will periodically review and has the authority to amend the Policy as necessary. The PHRC will meet at least quarterly to (among other matters):

     - address any outstanding issues relating to the Policy;

     - monitor the use of information and compliance with non-disclosure agreements by current recipients of portfolio holdings information;

     - review non-disclosure agreements that have been executed with prospective third parties and determine whether the third parties will receive portfolio holdings information;

     - generally review the procedures to ensure that disclosure of portfolio holdings information is in the best interests of Fund shareholders; and

     - monitor potential conflicts of interest between Fund shareholders, on the one hand, and those of the Adviser, the Distributor or affiliated persons of the Fund, the Adviser or the Distributor, on the other hand, regarding disclosure of portfolio holdings information.

The PHRC will regularly report to the Board of Trustees on the Fund's disclosure of portfolio holdings information and the proceedings of PHRC meetings.

     Ongoing Arrangements of Portfolio Holdings Information. The Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the Fund's portfolio holdings. The Fund currently may disclose portfolio holdings information based on ongoing arrangements to the following parties:

NAME                          INFORMATION DISCLOSED     FREQUENCY(1)           LAG TIME
----                          ---------------------  -------------------   -----------------
SERVICE PROVIDERS
State Street Bank and Trust
  Company (*)...............  Full portfolio         Daily basis                  (2)
                              holdings
Institutional Shareholder
  Services (ISS) (proxy
  voting agent) (*).........  Full portfolio         Twice a month                (2)
                              holdings
FT Interactive Data Pricing
  Service Provider (*)......  Full portfolio         As needed                    (2)
                              holdings
Van Kampen Investor
  Services, Inc. (*)........  Full portfolio         As needed                    (2)
                              holdings
David Hall (*)..............  Full portfolio         On a semi-annual             (3)
                              holdings               and annual fiscal
                                                     basis
Windawi (*).................  Full portfolio         On a semi-annual             (3)
                              holdings               and annual fiscal
                                                     basis
FUND RATING AGENCIES
Lipper (*)..................  Full portfolio         Monthly and           Approximately 1
                              holdings               quarterly basis       day after
                                                                           previous month
                                                                           end and
                                                                           approximately 30
                                                                           days after
                                                                           quarter end,
                                                                           respectively
Morningstar (**)............  Full portfolio         Quarterly basis       Approximately 30
                              holdings                                     days after
                                                                           quarter end
Standard & Poor's (*).......  Full portfolio         Monthly               As of previous
                              holdings                                     month end
CONSULTANTS AND ANALYSTS
Arnerich Massena &
  Associates, Inc. (*)......  Top Ten and Full       Quarterly basis (6)   Approximately 10-
                              portfolio holdings                           12 days after
                                                                           quarter end
Bloomberg (*)...............  Full portfolio         Quarterly basis       Approximately 10-
                              holdings                                     12 days after
                                                                           quarter end
Callan Associates (*).......  Top Ten and Full       Monthly and           Approximately 10-
                              portfolio holdings     quarterly basis,      12 days after
                                                     respectively (6)      month/quarter end

NAME                          INFORMATION DISCLOSED     FREQUENCY(1)           LAG TIME
----                          ---------------------  -------------------   -----------------
Cambridge
  Associates (*)............  Top Ten and Full       Quarterly basis (6)   Approximately 10-
                              portfolio holdings                           12 days after
                                                                           quarter end
CTC Consulting,
  Inc. (**) ................  Top Ten and Full       Quarterly basis       Approximately 15
                              portfolio holdings                           days after
                                                                           quarter end and
                                                                           approximately 30
                                                                           days after
                                                                           quarter end,
                                                                           respectively
Fund Evaluation Group
  (**)......................  Top Ten portfolio      Quarterly basis       At least 15 days
                              holdings (4)                                 after quarter end
Jeffrey Slocum & Associates
  (*).......................  Full portfolio         Quarterly basis (6)   Approximately 10-
                              holdings (5)                                 12 days after
                                                                           quarter end
Hammond
  Associates (**)...........  Full portfolio         Quarterly basis       At least 30 days
                              holdings (5)                                 after quarter end
Hartland & Co. (**).........  Full portfolio         Quarterly basis       At least 30 days
                              holdings (5)                                 after quarter end
Hewitt Associates (*).......  Top Ten and Full       Monthly and           Approximately 10-
                              portfolio holdings     quarterly basis,      12 days after
                                                     respectively (6)      month/quarter end
Merrill Lynch (*)...........  Full portfolio         Monthly basis (6)     Approximately 1
                              holdings                                     day after
                                                                           previous month
                                                                           end
Mobius (**).................  Top Ten portfolio      Monthly basis         At least 15 days
                              holdings (4)                                 after month end
Nelsons (**)................  Top Ten holdings (4)   Quarterly basis       At least 15 days
                                                                           after quarter end
Prime Buchholz & Associates,
  Inc. (**).................  Full portfolio         Quarterly basis       At least 30 days
                              holdings (5)                                 after quarter end
PSN (**)....................  Top Ten holdings (4)   Quarterly basis       At least 15 days
                                                                           after quarter end
PFM Asset
  Management LLC (*)........  Top Ten and Full       Quarterly basis (6)   Approximately 10-
                              portfolio holdings                           12 days after
                                                                           quarter end

NAME                          INFORMATION DISCLOSED     FREQUENCY(1)           LAG TIME
----                          ---------------------  -------------------   -----------------
Russell Investment Group/
  Russell/Mellon Analytical
  Services, Inc. (**).......  Top Ten and Full       Monthly and           At least 15 days
                              portfolio holdings     quarterly basis       after month end
                                                                           and at least 30
                                                                           days after
                                                                           quarter end,
                                                                           respectively
Stratford Advisory
  Group, Inc. (*)...........  Top Ten portfolio      Quarterly basis (6)   Approximately 10-
                              holdings (7)                                 12 days after
                                                                           quarter end
Thompson
  Financial (**)............  Full portfolio         Quarterly basis       At least 30 days
                              holdings (5)                                 after quarter end
Watershed Investment
  Consultants, Inc. (*).....  Top Ten and Full       Quarterly basis (6)   Approximately 10-
                              portfolio holdings                           12 days after
                                                                           quarter end
Yanni Partners (**).........  Top Ten portfolio      Quarterly basis       At least 15 days
                              holdings (4)                                 after quarter end

------------------------------------

 (*) This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**) The Fund does not currently have a non-disclosure agreement in place with this entity and therefore this entity can only receive publicly available information.

 (1) Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not all).

 (2) Information will typically be provided on a real time basis or as soon thereafter as possible.

 (3) As needed after the end of the semi-annual and/or annual period.

 (4) Full portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

 (5) Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

 (6) This information will also be provided upon request from time to time.

 (7) Full portfolio holdings will also be provided upon request from time to time.

     The Fund may also provide Fund portfolio holdings information, as part of its normal business activities, to persons who owe a duty of trust or confidence to the Fund or the Adviser. These persons currently are: (i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on as needed basis), (iii) counsel to the independent trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).

CUSTODY OF ASSETS

     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to the Fund.

SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent registered public accounting firm.

PROXY VOTING POLICY AND PROXY VOTING RECORD

     The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the Adviser. The following is a summary of the Adviser's Proxy Voting Policy ("Policy").

     The Adviser uses its best efforts to vote proxies on securities held in the Fund as part of its authority to manage, acquire and dispose of Fund assets. In this regard, the Adviser has formed a Proxy Review Committee ("Committee") comprised of senior investment professionals that is responsible for creating and implementing the Policy. The Committee meets monthly but may meet more frequently as conditions warrant. The Policy provides that the Investment Adviser will vote proxies in the best interests of clients consistent with the objective of maximizing long-term investment returns. The Policy provides that the Adviser will generally vote proxies in accordance with pre-determined guidelines contained in the Policy. The Adviser may vote in a manner that is not consistent with the pre-determined guidelines, provided that the vote is approved by the Committee.

     The Policy provides that, unless otherwise determined by the Committee, votes will be cast in the manner described below:

     - Routine proposals will be voted in support of management.

     - With regard to the election of trustees/directors, where no conflict exists and where no specific governance deficiency has been noted, votes will be cast in support of management's nominees.

     - The Adviser will vote in accordance with management's recommendation with respect to certain non-routine proposals (i.e., reasonable capitalization changes, stock repurchase programs, stock splits, certain compensation-related matters, certain anti-takeover measures, etc.) which potentially may have a substantive financial or best interest impact on a shareholder.

     - The Adviser will vote against certain non-routine proposals (i.e., unreasonable capitalization changes, establishment of cumulative voting rights for the election of directors, requiring supermajority shareholder votes to amend by-laws, indemnification of auditors, etc.) which potentially may have a substantive financial or best interest impact on a shareholder (notwithstanding management support).

     - The Adviser will vote in its discretion with respect to certain non-routine proposals (i.e., mergers, acquisitions, take-overs, spin-offs, etc.) which may have a substantive financial or best interest impact on an issuer.

     - The Adviser will vote for certain shareholder proposals it believes call for reasonable charter provisions or corporate governance practices (i.e., requiring auditors to attend annual shareholder meetings, requiring that members of compensation, nominating and audit committees be independent, requiring diversity of board membership relating to broad based social, religious or ethnic groups, reducing or eliminating supermajority voting requirements, etc).

     - The Adviser will vote against certain shareholder proposals it believes call for unreasonable charter provisions or corporate governance practices (i.e., proposals to declassify boards, proposals to require a company to prepare reports that are costly to provide or that would require duplicative efforts or expenditure that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders, proposals requiring inappropriate endorsements or corporate actions, etc.)

     - Certain other shareholder proposals (i.e., proposals that limit the tenure of trustees/directors, proposals that limit golden parachutes, proposals requiring directors to own large amounts of company stock to be eligible for election, proposals that limit retirement benefits or executive compensation, etc.) generally are evaluated by the Committee based on the nature of the proposal and the likely impact on shareholders.

     While the proxy voting process is well-established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent the Investment Adviser's ability to vote such proxies. As a result, non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to the Fund of voting such proxies.

     Conflicts of Interest. If the Committee determines that an issue raises a material conflict of interest, or gives rise to a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict in question and that the Committee will have sole discretion to cast a vote.

     Third Parties. To assist the Adviser in its responsibility for voting proxies, Institutional Shareholder Services ("ISS") has been retained as experts in the proxy voting and corporate governance area. The services provided to the Adviser include in-depth research, global issuer analysis, and voting recommendations. While the Investment Adviser may review and utilize the ISS recommendations in making proxy voting decisions, it is in no way obligated to follow the ISS recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. The Committee carefully monitors and supervises the services provided by the proxy research services.

     Further Information. A copy of the Policy, as well as the Fund's proxy voting record for the most recent twelve-month period ended June 30, are available (i) without charge on our web site at www.vankampen.com and (ii) on the SEC's web site at www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     An independent registered public accounting firm for the Fund performs an annual audit of the Fund's financial statements. The Fund's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the Fund's independent registered public accounting firm.

LEGAL COUNSEL

     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom LLP.

                              FINANCIAL STATEMENTS

     The audited financial statements of the Fund are incorporated herein by reference to the Annual Report to shareholders for the Fund dated November 30, 2004. The Annual Report is included as part of the Fund's filing on Form N-CSR as filed with the SEC on January 30, 2005. The Annual Report may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

                APPENDIX A -- DESCRIPTION OF SECURITIES RATINGS

     STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follows:

     A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

     The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

     Issue credit ratings are based, in varying degrees, on the following considerations:

     - Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     - Nature of and provisions of the obligation;

     - Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

     AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SPECULATIVE GRADE

     BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

     C: A subordinated debt or preferred stock obligation rated "C" is CURRENTLY HIGHLY VULNERABLE to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

     N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

SHORT-TERM ISSUE CREDIT RATINGS

     A-1: A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     MOODY'S INVESTORS SERVICE INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:

     Aaa: Obligations rated Aaa are judged to be of the highest quality with minimal credit risk.

     Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

     A: Obligations rated A are considered upper-medium-grade and are subject to low credit risk.

     Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

     Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

     B: Obligations rated B are considered speculative and are subject to high credit risk.

     Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

     Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal or interest.

     C: Obligations rated C are the lowest rated class of bonds, and are typically in default, with little prospect for recovery of principal or interest.

     NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     Moody's assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below.

     -- Notes containing features that link interest or principal to the credit performance of any third party or parties.

     -- Notes allowing for negative coupons, or negative principal.

     -- Notes containing any provision which could obligate the investor to make any additional payments.

     -- Notes containing provisions that subordinate the claim.

     For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

     Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR symbol.

SHORT-TERM DEBT RATINGS

     There are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels--MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at maturity of the obligation.

     MIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

     MIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

     MIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

     SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DEMAND OBLIGATION RATINGS

     In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

     When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

     VMIG rating expirations are a function of each issue's specific structural or credit features.

     VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     VMIG 2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     VMIG 3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

SHORT-TERM RATINGS

     Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

     Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

                                      P-1

     Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

                                      P-2

     Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

                                      P-3

     Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

                                       NP

     Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

     Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

                                       A-6